Exhibit 4.4

Execution Version

ENTERPRISE PRODUCTS OPERATING LLC,

AS ISSUER

ENTERPRISE PRODUCTS PARTNERS L.P.,

AS PARENT GUARANTOR

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

AS SERIES TRUSTEE

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE

Dated as of January 11, 2024

to

Indenture dated as of October 4, 2004

4.60% Senior Notes due 2027

4.85% Senior Notes due 2034

TABLE OF CONTENTS

		Page

ARTICLE I
THE NOTES

Section 1.1	Form	2
Section 1.2	Title, Amount, Stated Maturity and Interest	2
Section 1.3	Registrar and Paying Agent	3
Section 1.4	Transfer and Exchange	3
Section 1.5	Guarantee of the Notes	3
Section 1.6	Defeasance and Discharge	3
Section 1.7	Amendment to Section 4.12 of the Original Indenture	4
Section 1.8	Amendment to Section 4.13 of the Original Indenture	4

ARTICLE II
REDEMPTION

Section 2.1	Redemption	4

ARTICLE III
MISCELLANEOUS PROVISIONS

Section 3.1	Table of Contents, Headings, etc.	4
Section 3.2	Counterpart Originals	4
Section 3.3	Governing Law	5
Section 3.4	Certain Trustee Matters	5

Exhibit A	Form of the 4.60% Senior Notes due 2027
Exhibit B	Form of the 4.85% Senior Notes due 2034

i

THIS THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated as of January 11, 2024 (this “Thirty-Eighth Supplemental Indenture”), is among Enterprise Products Operating LLC, a Texas limited liability company (the “Issuer”), Enterprise Products Partners L.P., a Delaware limited partnership (the “Parent Guarantor”), and U.S. Bank Trust Company, National Association, a national banking association, as separate trustee under the Indenture (as defined below) for the Notes (as defined below) (the “Series Trustee”). Each capitalized term used but not defined in this Thirty-Eighth Supplemental Indenture shall have the meaning assigned to such term in the Original Indenture (as defined below).

RECITALS:

WHEREAS, Enterprise Products Operating L.P. (the “Original Issuer”) and the Parent Guarantor have executed and delivered to Wells Fargo Bank, National Association, a national banking association (the “Original Trustee”), an Indenture, dated as of October 4, 2004 (the “Original Indenture”), providing for the issuance by the Original Issuer from time to time of its debentures, notes, bonds or other evidences of indebtedness, issued and to be issued in one or more series unlimited as to principal amount (the “Debt Securities”), and the guarantee by each Guarantor of the Debt Securities (the “Guarantee”); and

WHEREAS, the Original Issuer, the Issuer and the Parent Guarantor have executed and delivered to the Original Trustee a Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Issuer as the successor issuer; and

WHEREAS, the Issuer and the Parent Guarantor have executed and delivered to the Original Trustee and U.S. Bank National Association, a national banking association (and predecessor-in-interest to the Series Trustee), a Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021, providing for the Series Trustee as Trustee under the Original Indenture with respect to the Debt Securities issued thereunder and Debt Securities subsequently issued under the Original Indenture; and

WHEREAS, the Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture and the Thirty-Sixth Supplemental Indenture, shall be referred to herein as the “Base Indenture”; and

WHEREAS, the Base Indenture, as amended and supplemented from time to time, including without limitation pursuant to this Thirty-Eighth Supplemental Indenture, shall be referred to herein as the “Indenture”; and

WHEREAS, on or before the date hereof the Issuer has issued several series of Debt Securities pursuant to previous supplements to the Base Indenture; and

WHEREAS, the Issuer has duly authorized and desires to cause to be issued pursuant to the Indenture a new series of Debt Securities designated the “4.60% Senior Notes due 2027” and a new series of Debt Securities designated the “4.85% Senior Notes due 2034” (collectively, the “Notes”), designated as set forth in this Thirty-Eighth Supplemental Indenture; and

WHEREAS, all of the Notes will be guaranteed by the Parent Guarantor as provided in Article XIV of the Original Indenture; and

WHEREAS, the Issuer desires to cause the issuance of the Notes pursuant to Sections 2.01 and 2.03 of the Original Indenture, which sections permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series; and

WHEREAS, pursuant to Section 9.01 of the Original Indenture, the Issuer and the Parent Guarantor have requested that the Series Trustee join in the execution of this Thirty-Eighth Supplemental Indenture to establish the form and terms of the Notes; and

WHEREAS, all things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered under the Indenture and duly issued by the Issuer, and the Guarantee of the Parent Guarantor, when the Notes are duly issued by the Issuer, the valid obligations of the Issuer and the Parent Guarantor, respectively, and to make this Thirty-Eighth Supplemental Indenture a valid agreement of the Issuer and the Parent Guarantor, enforceable in accordance with the terms hereof;

NOW, THEREFORE, the Issuer, the Parent Guarantor and the Series Trustee hereby agree that the following provisions shall supplement the Base Indenture:

ARTICLE I

THE NOTES

SECTION 1.1 Form.

(1) The 4.60% Senior Notes due 2027 (as defined below) and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit A to this Thirty-Eighth Supplemental Indenture; and

(2) the 4.85% Senior Notes due 2034 (as defined below) and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit B to this Thirty-Eighth Supplemental Indenture;

in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuer may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which any of the Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing the Notes, as evidenced by their execution thereof.

Such Exhibits A and B are hereby incorporated into this Thirty-Eighth Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Thirty-Eighth Supplemental Indenture, and to the extent applicable, the Issuer, the Parent Guarantor and the Series Trustee, by their execution and delivery of this Thirty-Eighth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

The Notes shall be issued only as Registered Securities. The Notes shall be issued upon original issuance in whole in the form of one or more Global Securities (the “Book-Entry Notes”). Each Book-Entry Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Book-Entry Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made by the Series Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Book-Entry Note. The Issuer initially appoints The Depository Trust Company to act as Depositary with respect to the Book-Entry Notes.

SECTION 1.2 Title, Amount, Stated Maturity and Interest.

There are hereby established two new series of Debt Securities to be issued under the Indenture that are designated respectively as:

(1) the “4.60% Senior Notes due 2027”; and

(2) the “4.85% Senior Notes due 2034.”

Each series of Notes is referred to herein as so designated. The Series Trustee shall initially authenticate and deliver for original issue:

(a) 4.60% Senior Notes due 2027 in an initial aggregate principal amount of $1,000,000,000; and

(b) 4.85% Senior Notes due 2034 in an initial aggregate principal amount of $1,000,000,000, in each case, upon delivery to the Series Trustee of a Company Order for the authentication and delivery of such Notes.

2

The 4.60% Senior Notes due 2027 shall initially be limited in aggregate principal amount to $1,000,000,000. The 4.85% Senior Notes due 2034 shall initially be limited in aggregate principal amount to $1,000,000,000. With respect to each series of the Notes, the Issuer may, without the consent of the Holders of the applicable series of Notes, issue additional Notes so that the additional Notes may be consolidated and form a single series with the applicable series of Notes issued on the date hereof and have the same terms (except for the issue date, the public offering price and, if applicable, the initial Interest Payment Date) as to ranking, maturity, redemption or otherwise, provided that such additional Notes shall be fungible with the previously issued Notes for U.S. federal income tax purposes.

The Stated Maturity of each series of the Notes shall be as follows:

Series of Notes	Stated Maturity
4.60% Senior Notes due 2027	January 11, 2027
4.85% Senior Notes due 2034	January 31, 2034

The rate or rates at which the Notes of each series shall bear interest, the date or dates from which such interest shall accrue, the dates on which any such interest shall be payable and the regular record date for any interest payable on any interest payment date, in each case, shall be as set forth in the form of Note of such series attached as Exhibit A or Exhibit B, as applicable, to this Thirty-Eighth Supplemental Indenture. With respect to Notes of each series, payments of principal of, premium, if any, and interest due on any Notes representing Book-Entry Notes of such series on any interest payment date for the Notes of such series or at maturity of such Notes, will be made available to the Series Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case such payments will be made available to the Series Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Series Trustee will make such payments to the Depositary.

SECTION 1.3 Registrar and Paying Agent.

The Issuer initially appoints the Series Trustee as Registrar and paying agent with respect to the Notes of each series. The office or agency where the Notes of each series may be presented for registration of transfer or exchange, and the Place of Payment for the Notes shall initially be the corporate trust office of the Series Trustee located at 111 Fillmore Avenue East, St. Paul, Minnesota 55107-1402.

SECTION 1.4 Transfer and Exchange.

With respect to each series of the Notes, the transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.15 of the Original Indenture and the rules and procedures of the Depositary therefor.

SECTION 1.5 Guarantee of the Notes.

In accordance with Article XIV of the Original Indenture, the Notes of each series will be fully, unconditionally and absolutely guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor.

SECTION 1.6 Defeasance and Discharge.

The Notes of each series shall be subject to satisfaction and discharge and to both legal defeasance and covenant defeasance as contemplated by Article XI of the Original Indenture.

3

SECTION 1.7 Amendment to Section 4.12 of the Original Indenture.

The last paragraph of Section 4.12 of the Original Indenture is hereby amended and restated in relation solely to the Notes to read as follows:

“Notwithstanding the foregoing provisions of this Section, the Parent Guarantor may, and may permit any Subsidiary to, effect any Sale/Leaseback Transaction that is not excepted by clauses (a) through (d), inclusive, of this Section, provided that the Attributable Indebtedness from such Sale/Leaseback Transaction, together with the aggregate principal amount of all other such Attributable Indebtedness deemed to be outstanding and all outstanding Indebtedness (other than the Debt Securities) secured by liens, other than Permitted Liens, upon Principal Properties or upon any capital stock of any Restricted Subsidiary, do not exceed 10% of Consolidated Net Tangible Assets.”

SECTION 1.8 Amendment to Section 4.13 of the Original Indenture.

The last sentence of Section 4.13 of the Original Indenture is hereby amended and restated in relation solely to the Notes to read as follows:

“Notwithstanding the foregoing, the Parent Guarantor may, and may permit any Subsidiary to, create, assume, incur or suffer to exist any lien, other than a Permitted Lien, upon any Principal Property or upon any capital stock of any Restricted Subsidiary to secure Indebtedness of the Parent Guarantor, the Company or any other Person (other than the Debt Securities), without in any such case making effective provision whereby all the Debt Securities Outstanding under this Indenture are secured equally and ratably with, or prior to, such Indebtedness so long as such Indebtedness is secured; provided that the aggregate principal amount of all Indebtedness then outstanding secured by such lien and all similar liens, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (d) of Section 4.12), does not exceed 10% of Consolidated Net Tangible Assets.”

ARTICLE II

REDEMPTION

SECTION 2.1 Redemption.

The Issuer, at its option, may redeem the Notes of each series in accordance with the provisions of paragraph 5 of the Notes of such series and Article III of the Original Indenture. To the extent that any provision of paragraph 5 of the Notes conflicts with Article III of the Original Indenture, such provision in paragraph 5 of the Notes shall govern.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this Thirty-Eighth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 3.2 Counterpart Originals.

The parties may sign any number of copies of this Thirty-Eighth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of signed copies of this Thirty-Eighth Supplemental Indenture by facsimile transmission or emailed portable document format (pdf) shall constitute effective execution and delivery of this Thirty-Eighth Supplemental Indenture as to the parties hereto and such copies may be used in lieu of the original Thirty-Eighth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or portable document format (pdf) shall be deemed to be their original signatures for all purposes other than authentication of Notes by the Series Trustee. In addition, this Thirty-Eighth Supplemental Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature

4

shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

SECTION 3.3 Governing Law.

THIS THIRTY-EIGHTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.4 Certain Trustee Matters.

The recitals contained herein shall be taken as the statements of the Issuer, and the Series Trustee assumes no responsibility for their correctness. The Series Trustee makes no representations as to the validity or sufficiency of this Thirty-Eighth Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Issuer.

* * *

5

IN WITNESS WHEREOF, the parties hereto have caused this Thirty-Eighth Supplemental Indenture to be duly executed as of the date first written above.

ENTERPRISE PRODUCTS OPERATING LLC, as Issuer

By:	ENTERPRISE PRODUCTS OLPGP, INC., its Sole Manager

By:	/s/ Christian M. Nelly
Name: Christian M. Nelly
Title: Executive Vice President – Finance and Sustainability and Treasurer

ENTERPRISE PRODUCTS PARTNERS L.P., as Parent Guarantor

By:	ENTERPRISE PRODUCTS HOLDINGS LLC, its General Partner

By:	/s/ Christian M. Nelly
Name: Christian M. Nelly
Title: Executive Vice President – Finance and Sustainability and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee for the Notes

By:	/s/ Brian Jensen
Name: Brian Jensen
Title: Vice President

Thirty-Eighth Supplemental Indenture Signature Page

Exhibit A

FORM OF NOTE

[FACE OF SECURITY]

[THIS GLOBAL SECURITY SHALL IN ALL RESPECTS BE ENTITLED TO THE SAME BENEFITS AS DEFINITIVE DEBT SECURITIES UNDER THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No. R-	Principal Amount: $ [which amount may be
CUSIP: 29379V CE1	increased or decreased by the Schedule
of Increases and Decreases in Global Security attached hereto.]*

ENTERPRISE PRODUCTS OPERATING LLC

4.60% SENIOR NOTE DUE 2027

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or its registered assigns, the principal sum of __________ ($_____) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on January 11, 2027 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.60% payable on January 11 and July 11 of each year, commencing on [Insert July 11, 2024 or, for later issuances, the first Interest Payment Date occurring after the date of issuance of this Security], to the person in whose name this Debt Security (this “Security”) is registered at the close of business on the record date for such interest, which shall be the preceding December 26 or June 26, as the case may be (each, a “Regular Record Date”), respectively, with interest accruing from and including [Insert the date of issuance of this Security, or if Debt Securities of this same series have been previously issued, insert the most recent Interest Payment Date on which interest has been paid on Debt Securities of such series], or from and including the most recent date to which interest on this Security shall have been paid.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Series Trustee under the Indenture.

*	To be included in a Book-Entry Note.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by its sole manager.

Dated:___________

ENTERPRISE PRODUCTS OPERATING LLC
By:	ENTERPRISE PRODUCTS OLPGP, INC., its sole manager

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

ENTERPRISE PRODUCTS OPERATING LLC

4.60% SENIOR NOTE DUE 2027

1. Interest.

The Issuer promises to pay interest on the principal amount of this Security at the rate of 4.60% per annum. The Issuer will pay interest semi-annually on January 11 and July 11 of each year, commencing on July 11, 2024 (each an “Interest Payment Date”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Issuer shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2. Method of Payment.

The Issuer shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee (as defined below), as more fully provided in the Indenture. The Issuer shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Issuer maintained for such purpose, which initially will be the corporate trust office of U.S. Bank Trust Company, National Association at 111 Fillmore Avenue East, St. Paul, Minnesota 55107-1402, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.

3. Paying Agent and Registrar.

Initially, U.S. Bank Trust Company, National Association will act as paying agent and Registrar. The Issuer may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Issuer may act as paying agent.

4. Indenture.

Reference is made hereby to (i) the Indenture dated as of October 4, 2004 (the “Original Indenture”) among Enterprise Products Operating L.P., as issuer (the “Original Issuer”), Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), (ii) the Tenth Supplemental Indenture thereto dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), among the Original Issuer, the Issuer, the Parent Guarantor and the Original Trustee, providing for the Issuer as the successor issuer, (iii) the Thirty-Sixth Supplemental Indenture thereto dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among the Issuer, the Parent Guarantor, the Original Trustee and U.S. Bank National Association, as trustee (and predecessor-in-interest to the Trustee), providing for the Trustee as separate trustee for the Debt Securities issued thereunder and Debt Securities subsequently issued under the Original Indenture and (iv) the Thirty-Eighth Supplemental Indenture thereto dated as of January 11, 2024 (the “Thirty-Eighth Supplemental Indenture”), among the Issuer, the Parent Guarantor and U.S. Bank Trust Company, National Association, as separate trustee for the Securities (the “Trustee”), providing for the issuance of Debt Securities of the series whose designation appears on the face hereof. The Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture, the Thirty-Sixth Supplemental Indenture and the Thirty-Eighth Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

This Security is one of a duly authorized issue of Debt Securities of the series designated by the Issuer as “4.60% Senior Notes due 2027” (such series of Debt Securities being referred to herein as the “Securities”), all of which are issued or to be issued under and pursuant to the Indenture. The terms of the Securities include those stated in the Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms and a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Original Trustee, the Trustee, the Issuer, the Parent Guarantor and the Holder hereof. If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.

5. Optional Redemption.

Prior to December 11, 2026 (the “Par Call Date”), the Securities are redeemable at the option of the Issuer, in whole or in part, at any time and from time to time, at a redemption price (the “Make-Whole Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Securities are redeemable at the option of the Issuer, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date applicable to the Securities, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semiannual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed (or electronically delivered pursuant to applicable procedures of the DTC) at least 10 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the redemption price (or the method of calculating such redemption price), and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Issuer defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis, by lot, or by such other method the Trustee deems fair and appropriate, and when the Securities are in book-entry form, in accordance with the applicable procedures of DTC.

The Securities may be redeemed in part in multiples of $1,000 only. Any such redemption will also comply with Article III of the Indenture.

6. Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuer hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.

7. Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9. Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.

10. Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates or any subsidiary of the Issuer’s Affiliates, and may otherwise deal with the Issuer or its Affiliates as if it were not the Trustee.

11. Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14. Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15. No Recourse.

The general partner of the Parent Guarantor and its directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Issuer under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16. Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17. Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.

18. Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE

The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Issuer.

The obligations of the Parent Guarantor to the Holders of Securities and to the Series Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	ENTERPRISE PRODUCTS HOLDINGS LLC, its General Partner

By:
Name:
Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –
(Cust.)
TEN ENT	– as tenants by entireties	Custodian for:
(Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act of
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated_______________________________________
Registered Holder

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY†

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Series Trustee or Depositary

†	To be included in a Book-Entry Note.

Exhibit B

FORM OF NOTE

[FACE OF SECURITY]

[THIS GLOBAL SECURITY SHALL IN ALL RESPECTS BE ENTITLED TO THE SAME BENEFITS AS DEFINITIVE DEBT SECURITIES UNDER THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No. R-	Principal Amount: $ [which amount may be
CUSIP: 29379V CF8	increased or decreased by the Schedule of Increases and Decreases in Global Security attached hereto.]*

ENTERPRISE PRODUCTS OPERATING LLC

4.85% SENIOR NOTE DUE 2034

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or its registered assigns, the principal sum of __________ ($_____) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on January 31, 2034 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.85% payable on January 31 and July 31 of each year, commencing on [Insert July 31, 2024 or, for later issuances, the first Interest Payment Date occurring after the date of issuance of this Security], to the person in whose name this Debt Security (this “Security”) is registered at the close of business on the record date for such interest, which shall be the preceding January 15 or July 15, as the case may be (each, a “Regular Record Date”), respectively, with interest accruing from and including [Insert the date of issuance of this Security, or if Debt Securities of this same series have been previously issued, insert the most recent Interest Payment Date on which interest has been paid on Debt Securities of such series], or from and including the most recent date to which interest on this Security shall have been paid.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Series Trustee under the Indenture.

*	To be included in a Book-Entry Note.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by its sole manager.

Dated:__________

ENTERPRISE PRODUCTS OPERATING LLC

By:	ENTERPRISE PRODUCTS OLPGP, INC., its sole manager

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

ENTERPRISE PRODUCTS OPERATING LLC

4.85% SENIOR NOTE DUE 2034

1.	Interest.

The Issuer promises to pay interest on the principal amount of this Security at the rate of 4.85% per annum. The Issuer will pay interest semi-annually on January 31 and July 31 of each year, commencing on July 31, 2024 (each an “Interest Payment Date”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Issuer shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee (as defined below), as more fully provided in the Indenture. The Issuer shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Issuer maintained for such purpose, which initially will be the corporate trust office of U.S. Bank Trust Company, National Association at 111 Fillmore Avenue East, St. Paul, Minnesota 55107-1402, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, U.S. Bank Trust Company, National Association will act as paying agent and Registrar. The Issuer may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Issuer may act as paying agent.

4.	Indenture.

Reference is made hereby to (i) the Indenture dated as of October 4, 2004 (the “Original Indenture”) among Enterprise Products Operating L.P., as issuer (the “Original Issuer”), Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), (ii) the Tenth Supplemental Indenture thereto dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), among the Original Issuer, the Issuer, the Parent Guarantor and the Original Trustee, providing for the Issuer as the successor issuer, (iii) the Thirty-Sixth Supplemental Indenture thereto dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among the Issuer, the Parent Guarantor, the Original Trustee and U.S. Bank National Association, as trustee (and predecessor-in-interest to the Trustee), providing for the Trustee as separate trustee for the Debt Securities issued thereunder and Debt Securities subsequently issued under the Original Indenture and (iv) the Thirty-Eighth Supplemental Indenture thereto dated as of January 11, 2024 (the “Thirty-Eighth Supplemental Indenture”), among the Issuer, the Parent Guarantor and U.S. Bank Trust Company, National Association, as separate trustee for the Securities (the “Trustee”), providing for the issuance of Debt Securities of the series whose designation appears on the face hereof. The Original Indenture, as amended and supplemented by the

Tenth Supplemental Indenture, the Thirty-Sixth Supplemental Indenture and the Thirty-Eighth Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

This Security is one of a duly authorized issue of Debt Securities of the series designated by the Issuer as “4.85% Senior Notes due 2034” (such series of Debt Securities being referred to herein as the “Securities”), all of which are issued or to be issued under and pursuant to the Indenture. The terms of the Securities include those stated in the Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms and a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Original Trustee, the Trustee, the Issuer, the Parent Guarantor and the Holder hereof. If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.

5.	Optional Redemption.

Prior to October 31, 2033 (the “Par Call Date”), the Securities are redeemable at the option of the Issuer, in whole or in part, at any time and from time to time, at a redemption price (the “Make-Whole Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Securities are redeemable at the option of the Issuer, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date applicable to the Securities, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semiannual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed (or electronically delivered pursuant to applicable procedures of the DTC) at least 10 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the redemption price (or the method of calculating such redemption price), and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Issuer defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis, by lot, or by such other method the Trustee deems fair and appropriate, and when the Securities are in book-entry form, in accordance with the applicable procedures of DTC.

The Securities may be redeemed in part in multiples of $1,000 only. Any such redemption will also comply with Article III of the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuer hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.

10.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates or any subsidiary of the Issuer’s Affiliates, and may otherwise deal with the Issuer or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

The general partner of the Parent Guarantor and its directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Issuer under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE

The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Issuer.

The obligations of the Parent Guarantor to the Holders of Securities and to the Series Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	ENTERPRISE PRODUCTS HOLDINGS LLC, its General Partner

By:
Name:
Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –
(Cust.)
TEN ENT	– as tenants by entireties	Custodian for:
(Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act of
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated
Registered Holder

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY†

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Series Trustee or Depositary

†	To be included in a Book-Entry Note.